Massachusetts Mutual Variable Annuity Separate Account 4

Supplement dated July 11, 2024

to the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses, each dated April 29, 2024, for:

MassMutual EnvisionSM

MassMutual Capital Vantage®

MassMutual Transitions SelectSM II

Issued by Massachusetts Mutual Life Insurance Company

and to the Prospectuses and Updating Summary Prospectuses, each dated April 29, 2024, for:

MassMutual Transitions®

Issued by Massachusetts Mutual Life Insurance Company

MassMutual Artistry

Issued by Massachusetts Mutual Life Insurance Company in New York and C.M. Life Insurance Company in all other states

Panorama Premier

Issued by Massachusetts Mutual Life Insurance Company in New York and New Jersey and C.M. Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Effective July 1, 2024, this supplement amends certain information in the above-referenced prospectuses (“Prospectuses”). The information in Appendix A of the Prospectuses for the MML High Yield Fund is deleted and replaced with the following:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Fixed Income	MML High Yield Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	1.14%(*)	12.82%	4.78%	4.26%

(*)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Service Center:

MassMutual Capital Vantage® and MassMutual Transitions SelectSM II	(866) 645-2362 7 a.m.–7 p.m. Central Time
All other variable products	(800) 272-2216 8 a.m.–8 p.m. Eastern Time

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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